UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 18, 2025

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 18, 2025, AMVAC Chemical Corporation (“AMVAC”), principal operating subsidiary of American Vanguard Corporation (“Registrant” or the “Company”), as borrower, and affiliates (including Registrant), as guarantors and/or borrowers, entered into Amendment Number Twelve (the “Amendment”) to the Third Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with a group of commercial lenders led by BMO Bank, N.A. (successor to the Bank of the West), as administrative agent for the lenders.

The Amendment extends the maturity date of the Loan Agreement from August 5, 2026 to December 31, 2026 (the “Loan Extension”) and amends the borrowing capacity under the revolving credit facility to $245,000,000 through November 29, 2025, then $225,000,000 until December 30, 2025, then $200,000,000 until March 31, 2026 and then $180,000,000 through December 31, 2026.

The Amendment also included additional changes to the Loan Agreement, including: (i) amending the applicable margins for the applicable interest rates and unused line fee and letter of credit fee; (ii) adding a year-to-date Consolidated EBIDTA requirement of $4,500,000 as of June 30, 2025, $9,500,00 as of September 30, 2025 and $35,000,000 as of December 31, 2025 and a TTM Consolidated EBITDA requirement of not less than $37,500,000 as of March 31, 2026; (iii) requiring the Company to make prepayments on the loans once the Company’s cash balance exceeds a threshold; and (iv) suspending the Total Leverage Ratio covenant until June 30, 2026 and then applying a fiscal quarter end ratio of 4.00:1.00.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On August 19, 2025, the Company issued a press release announcing its entry into the Amendment. The full text of the press release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, except as shall be set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

The Company, from time to time, may discuss forward-looking information. Except for the historical information contained in this Current Report on Form 8-K, the matters set forth herein include forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” These forward-looking statements are based on the current expectations and estimates by the Company’s management and are subject to various risks and uncertainties that may cause results to differ from management’s current expectations. Such factors include statements regarding the Company’s expectations regarding the timing and ability to file the Company’s Form 10-K and Form 10-Q and other risks as detailed from time-to-time in the Company’s SEC reports and filings. All forward-

looking statements, if any, in this Current Report on Form 8-K represent the Company’s judgment as of the date of this Current Report on Form 8-K. The company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment Number Twelve to the Third Amended and Restated Loan and Security Agreement dated as of August 18, 2025, by and among Registrant, AMVAC Chemical Corporation, certain other direct and indirect subsidiaries of Registrant and the senior lending group parties thereto.

99.1	Press Release dated August 19, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION
Date: August 19, 2025

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Information Officer, General Counsel & Secretary

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